UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

GAUCHO GROUP HOLDINGS, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

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GAUCHO Group HOLDINGS, Inc.

112 NE 41st Street, Suite 106

Miami, FL 33137

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF THE COMPANY’S PROXY STATEMENT

On December 19, 2022

To our Stockholders:

You are cordially invited to virtually attend the Special Meeting of Stockholders of Gaucho Group Holdings, Inc. (the “Company”, or “GGH”) on December 19, 2022, at 12:00 p.m. Eastern Time, via webcast at https://www.cstproxy.com/gauchogroupholdings/sm2022 (the “Special Meeting”). At the Special Meeting the Company will submit the following two (2) proposals to its stockholders for approval:

1.	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,666,667 shares post reverse stock split effected November 4, 2022 shares of the Company’s common stock pursuant to a common stock purchase agreement and registration rights agreement to be entered into in connection with a new equity line of credit with Tumim Stone Capital LLC (the “ELOC”), without giving effect to the 19.99% cap provided under Rule 5635(d).

2.	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,250,000 shares post reverse stock split effected November 4, 2022 shares of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended (the “PP Notes”), without giving effect to the 19.99% cap provided under Rule 5635(d).

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock on October 31, 2022 (the “Record Date”) will be entitled to notice of and to vote at this Special Meeting, and any postponements or adjournments thereof.

The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Special Meeting and vote during the Special Meeting or otherwise designate a proxy to attend the Special Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to stockholders via the internet. We are mailing all stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer.

The Company’s Proxy Statement, Annual Report on Form 10-K/A, Quarterly Report on Form 10-Q, and the other Special Meeting materials are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/sm2022.

Whether or not you expect to attend the Special Meeting, please vote your shares in advance online to ensure that your vote will be represented at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

/s/ Scott L. Mathis
Scott L. Mathis, Chairman of the Board and
Chief Executive Officer

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GAUCHO Group HOLDINGS, Inc.

112 NE 41st Street, Suite 106

Miami Beach, FL 33137

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 19, 2022 at 12:00 p.m. Eastern Time

November 9, 2022

We are furnishing this Proxy Statement to stockholders of GAUCHO GROUP HOLDINGS, INC. (“we” or “GGH” or the “Company”) in connection with the 2022 Special Meeting of Stockholders (the “Special Meeting”) and at any adjournments or postponements thereof. We will hold the Special Meeting virtually on December 19, 2022 at 12:00 p.m. Eastern Time, webcast at https://www.cstproxy.com/gauchogroupholdings/sm2022.

The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement (including the Notice of Special Meeting of Stockholders) is first being made available to stockholders beginning on or about November 9, 2022. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022, and Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements (“Amended Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2022. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2022, including financial statements (“Quarterly Report”), was filed with the SEC on August 15, 2022. Hard copies of this Proxy Statement, the Amended Annual Report, and the Quarterly Report will be provided to stockholders via U.S. mail only by request, and this Proxy Statement, the Amended Annual Report, and the Quarterly Report are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/sm2022.

Voting Securities and Quorum Required.

Holders of record of our common stock at the close of business on October 31, 2022 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had 32,994,397 shares of common stock issued and 32,991,028 outstanding (not taking into effect the reverse stock split effected November 4, 2022) and 2,749,896 shares of common stock issued and 2,749,615 outstanding (after taking into effect the reverse stock split effected November 4, 2022). Each share of common stock is entitled to one vote per share. Common stock represents our only class of voting securities outstanding.

Cumulative voting shall not be allowed in any of the proposals being submitted to the stockholders at the Special Meeting.

For the transaction of business at the Special Meeting a quorum must be present. A quorum consists of not less than one-third of the shares entitled to vote at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Special Meeting, the Special Meeting may be adjourned to a future time and date.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the Special Meeting via the internet. The method by which you vote by proxy will in no way limit your right to vote at the Special Meeting if you decide to attend the meeting virtually. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Special Meeting.

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No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. Why am I receiving these materials?

A. We have sent you these proxy materials because the Board of Directors (the “Board”) of Gaucho Group Holdings, Inc. (sometimes referred to as the “Company” or “GGH”) is soliciting your proxy to vote at a special meeting of stockholders (the “Special Meeting”), including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you have requested to receive printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card.

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Amended Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Stockholders will not receive printed materials unless they request them. Instead, a Notice of Internet Availability is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability on or about November 9, 2022 to all stockholders of record entitled to vote at the Special Meeting.

Q. How do I attend the Special Meeting?

A. The Special Meeting will be held virtually on December 19, 2022 at 12:00 p.m. Eastern Time, webcast at https://www.cstproxy.com/gauchogroupholdings/sm2022. You will receive a link to the webcast and telephone call in instructions.

Q. Who can vote at the Special Meeting?

A. Only stockholders of record at the close of business on October 31, 2022 will be entitled to vote at the Special Meeting. On this Record Date, there were 32,991,028 shares of common stock outstanding and entitled to vote (not taking into effect the reverse stock split effected November 4, 2022) and 2,749,615 shares of common stock outstanding and entitled to vote (taking into effect the reverse stock split effected November 4, 2022).

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Q. What am I voting on?

A. There are two (2) matters scheduled for a vote:

●	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,666,667 shares of the Company’s common stock pursuant to a common stock purchase agreement and registration rights agreement to be entered into in connection with a new equity line of credit with Tumim Stone Capital LLC (the “ELOC”), without giving effect to the 19.99% cap provided under Rule 5635(d).

●	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,250,000 shares of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended (the “PP Notes”), without giving effect to the 19.99% cap provided under Rule 5635(d).

Q. What if another matter is properly brought before the Special Meeting?

A. At this time, the Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q. How do I vote and what is the vote required for each proposal?

A. Section II(J) of our Amended and Restated Bylaws, as amended, provides that subject to Delaware General Corporate Law and our Amended and Restated Certificate of Incorporation, and the quorum requirement in Section II(H), whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority in voting power of the shares entitled to vote on the subject matter present at the meeting.

With respect to Proposal No. 1 (issuance of shares in excess of the 19.99% Nasdaq cap pursuant to the ELOC), you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 1 will be approved if a majority of the common stock present at the Special Meeting is voted in favor of such proposal.

With respect to Proposal No. 2 (issuance of shares in excess of the 19.99% Nasdaq cap upon conversion of the PP Notes), you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 2 will be approved if a majority of the common stock present at the Special Meeting is voted in favor of such proposal.

Q. What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

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The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If on October 31, 2022 your shares were registered directly in your name with GGH’s transfer agent, Continental Stock Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy by visiting https://www.cstproxy.com/gauchogroupholdings/sm2022 and following the instructions provided on the Notice of Internet Availability. Whether or not you plan to attend the Special Meeting, we urge you to fill out your proxy via the internet to cast your votes.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote even if you have already voted by proxy.

●	To vote at the meeting, attend the Special Meeting and you will be afforded an opportunity to vote via the internet.

●	To vote online, follow the instructions on the Notice of Internet Availability mailed to you.

●	If you have requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on October 31, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Special Meeting. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of common stock you own as of October 31, 2022.

Q. What happens if I do not vote?

Stockholders of Record: Shares Registered in Your Name

A. If you are a stockholder of record and do not vote by proxy by accessing https://www.cstproxy.com/gauchogroupholdings/sm2022, or online at the Special Meeting, or, if you’ve received or requested to receive the proxy materials by mail, and do not complete and return your proxy card by mail, your shares will not be voted.

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Beneficial Owners: Shares Registered in the Name of Broker or Bank

A. If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares on the approval of the issuance of up to 1,666,667 shares of the Company’s common stock pursuant to the ELOC (Proposal 1), or the approval of the issuance of up to 1,250,000 shares of the Company’s common stock pursuant to the PP Notes (Proposal 2).

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the approval of the issuance of up to 1,666,667 shares of the Company’s common stock pursuant to the ELOC, and “For” the approval of the issuance of up to 1,250,000 shares of the Company’s common stock pursuant to the PP Notes. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. What does it mean if I receive more than one set of proxy materials?

A. If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability (or each proxy card in the proxy materials if you have requested printed proxy materials) to ensure that all of your shares are voted.

Q. Can I change my vote after submitting my proxy?

All Stockholders of Record: Shares Registered in Your Name

A. Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	If you have requested your proxy materials be mailed to you, you may submit another properly completed proxy card with a later date;

2.	You may send a timely written notice that you are revoking your proxy to the Company’s legal counsel, Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111;

3.	You may change your vote using the online voting method, in which case your latest internet proxy submitted prior to the Special Meeting will be counted; or

4.	You may attend the Special Meeting and vote online. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q. When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A. We anticipate that our 2023 Annual Meeting will be held in August 2023. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the attention of the Secretary of Gaucho Group Holdings, Inc. c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111, a reasonable time before we begin to print and send our proxy materials for our 2023 annual general meeting, which deadline will be disclosed prior to such in one of our SEC filings.

If you wish to submit a proposal at the Annual Meeting that is to be included in next year’s proxy materials, you must do so in accordance with the Company’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than July 1, 2023.

Q. What are “broker non-votes”?

A. As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the Nasdaq Capital Market (“Nasdaq”) to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q. What is the quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding common shares entitled to vote are present at the Special Meeting via the internet or represented by proxy. On the Record Date, there were 32,991,028 common shares outstanding (not taking into effect the reverse stock split effected November 4, 2022) and 2,749,615 shares of common stock outstanding (after taking into effect the reverse stock split effected November 4, 2022). Thus, the holders of 10,997,010 shares of common stock must be present or represented by proxy at the Special Meeting to have a quorum (not taking into effect the reverse stock split) and 916,539 (taking into effect the reverse stock split).

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote via internet at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting or the holders of a majority of shares present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

Q. How can I find out the results of the voting at the Special Meeting?

A. Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q. What proxy materials are available on the internet?

A. The Proxy Statement, the Amended Annual Report, and the Quarterly Report are available at: https://www.cstproxy.com/gauchogroupholdings/sm2022.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K/A for the year ended December 31, 2021. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of November 8, 2022, the Company had 2,749,896 shares of its common stock issued and 2,749,615 outstanding. The following table sets forth the beneficial ownership of the Company’s common as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock
Scott L. Mathis, 1445 16th Street, Suite 403, Miami Beach, FL 33139	Chairman, Class III Director, Chief Executive Officer, President	327,704	(2)	11.8%

Maria Echevarria, 14 Benmore Ter., Bayonne, NJ 07002	Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Compliance Officer	10,237	(3)	<1.0%

Peter J.L. Lawrence, 5 Flat 6 Stavordale Lodge,10-12 Melbury Road, London W14 8LW	Class II Director	14,677	(4)	<1.0%

Reuben Cannon, 280 S. Beverly Drive, #208, Beverly Hills, CA 90212	Class I Director	11,254	(5)	<1.0%

Marc Dumont, 43 rue de la Prétaire, CH-1936, Verbier, Switzerland	Class I Director	24,097	(6)	<1.0%

William Allen 23 Corporate Plaza Dr., Suite 150, Newport Beach, CA 92660	Class III Director	9,037	(7)	<1.0%

All current directors, directors elect, director nominees, executive officers and named executive officers as a group (seven persons)		397,006	(8)	16.8%

Notes to Security Ownership of Management table shown above:

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Consists of (a) 163,539 shares of our common stock owned by Mr. Mathis directly; (b) 20,986 shares owned by The WOW Group, LLC, of which Mr. Mathis is a controlling member; (d) 106,952 shares owned by Hollywood Burger Holdings, Inc.; (e) 1,906 shares owned by Mr. Mathis’s 401(k) account; (f) the right to acquire 10,750 shares of common stock upon vesting of restricted stock units; and (g) the right to acquire 23,571 shares of common stock subject to the exercise of options.

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(3)	Consists of (a) 7,167 shares of our common stock owned by Ms. Echevarria directly; (b) 916 shares owned by Mrs. Echevarria’s 401(k) account; (c) the right to acquire 478 shares of common stock upon vesting of restricted stock units; and (d) 1,676 shares of our common stock issuable upon the exercise of stock options.

(4)	Consists of (a) 11,855 shares of our common stock owned by Mr. Lawrence directly; (b) 60 shares owned by Mr. Lawrence and his spouse as trustees for the Peter Lawrence 1992 Settlement Trust; (c) the right to acquire 120 shares of common stock upon vesting of restricted stock units; and (d) 2,642 shares of our common stock issuable upon the exercise of stock options.

(5)	Consists of (a) 10,573 shares held by Mr. Cannon individually; (b) 224 shares owned by Reuben Cannon Productions; (c) the right to acquire 60 shares of common stock upon vesting of restricted stock units; and (d) 397 shares issuable upon the exercise of stock options.

(6)	Consists of (a) 9,036 shares of our common stock owned by Mr. Dumont directly; (b) 2,500 shares owned by Mr. Dumont, his wife Vinciane Dumont, and his daughter Catherine Dumont, JTWROS; (c) 3,274 shares held by Mr. & Mrs. Dumont and Patrick Dumont, JTWROS; (d) 8,435 shares held by Mr. Dumont and Patrick Dumont, JTWROS; and (e) 852 shares issuable upon the exercise of stock options.

(7)	Consists of 9,037 shares of our common stock owned by Mr. Allen owned directly.

(8)	Consists of 356,460 shares of our common stock, 11,408 shares of our common stock issuable upon vesting of restricted stock units, and 29,138 shares of our common stock issuable upon the exercise of stock options.

Security Ownership of Certain Beneficial Owners

As of November 8, 2022, no persons or entities beneficially own more than 5% of its outstanding common stock who do not serve as an executive officer or director.

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Board Diversity Matrix for Gaucho Group Holdings, Inc. (as of October 28, 2022)

Total Number of Directors	7

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors:	0	3	0	2

Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	2

Attendance at the Special Meeting

Board members are not required to attend the Special Meeting. This Special Meeting is the Company’s second time hosting a special meeting.

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PROPOSAL NO. 1

APPROVAL OF THE ISSUANCE OF 1,666,667 SHARES OF THE

COMPANY’S COMMON STOCK PURSUANT TO A NEW EQUITY LINE OF CREDIT WITH TUMIM

STONE CAPITAL LLC.

General Information About the Equity Line of Credit.

On May 6, 2021, the Company entered into a common stock purchase agreement and a registration rights agreement with Tumim Stone Capital, pursuant which Tumim Stone Capital agreed to purchase, from time to time, up to $50,000,000 in shares of our common stock, subject to certain limitations (the “Prior ELOC”). Due to market forces and the decrease in the Company’s stock price, the parties have been unable to draw down under the Prior ELOC and now desire to enter into a new equity line of credit under comparable terms.

The Company plans on entering into a new proposed common stock purchase agreement (the “Purchase Agreement”) and a proposed registration rights agreement (the “Registration Rights Agreement”) with Tumim Stone Capital such that Tumim Stone Capital would agree to purchase, from time to time, up to $44,308,979.30 in shares of our common stock, subject to certain limitations.

Why Does the Company Need Stockholder Approval?

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding common stock in accordance with the Purchase Agreement.

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The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. We will not issue or sell any shares of common stock, and Tumim Stone Capital will not purchase or acquire any shares of common stock pursuant to the Purchase Agreement, to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated hereby would exceed 6,594,907 (representing 19.99% of the shares of common stock issued and outstanding immediately prior to the execution of the Purchase Agreement , on a pre-reverse split basis), or 549,648 (representing approximately 19.99% of the shares of common stock issued and outstanding immediately prior to the execution of the Purchase Agreement, on a post-reverse split basis), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of the trading market (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of the trading market. If the Company were to enter into the new ELOC as of the date of this proxy and draw down under the new ELOC, the Company would be required to issue a total of 1,666,667 shares of the Company’s common stock, which would represent approximately 60.6% of the shares of common stock outstanding prior to the execution of the Purchase Agreement.

To meet the Nasdaq 20% Rule, we need stockholder approval under the listing rules of Nasdaq to remove the Exchange Cap provisions in the Purchase Agreement to permit the potential issuance of more than 20% of our outstanding common stock in accordance with the terms of the Purchase Agreement.

Additionally, we will not issue or sell, and Tumim Stone Capital will not purchase or acquire, any shares of common stock pursuant to the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by Tumim Stone Capital and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by Tumim Stone Capital of more than 4.99% of the outstanding shares of Common Stock.

What is the Effect on Current Stockholders if Proposal No. 1 is Approved?

If our stockholders approve this proposal, we will be able to largely eliminate the Exchange Cap in the Purchase Agreement and therefore have the option to issue up to 1,666,667 shares of common stock in accordance with the Purchase Agreement which would exceed 19.99% of our issued and outstanding shares of common stock as of the date we executed the Purchase Agreement. This would allow the Company flexibility in accessing the equity line of credit to pursue its business growth, current announced partnerships and collaborations. If stockholders approve the Proposal No. 1, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require Tumim Stone Capital to purchase those shares pursuant to the Purchase Agreement. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal No. 1 is NOT approved?

If our stockholders do not approve this Proposal No. 1, we may be limited in the amount of money we can draw down on the line of credit under the Purchase Agreement. We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement and related transaction documents. The failure of our stockholders to approve the proposal may result in our inability to take full advantage of the new equity line of credit and severely limit the Company’s ability to grow. Accordingly, if the Company is limited in the number of shares it can issue under the equity line of credit, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential with no additional capital.

Required Vote

In accordance with Delaware law, approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Special Meeting. As a result, abstentions will have the same effect as votes against this proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF 1,666,667 SHARES OF THE COMPANY’S COMMON STOCK IN CONNECTION WITH THE EQUITY LINE OF CREDIT WITH TUMIM STONE CAPITAL LLC.

PROPOSAL NO. 2

TO APPROVE FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE
ISSUANCE OF SHARES OF UP TO 1,250,000 OF THE COMPANY’S COMMON STOCK UPON
THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN A PRIVATE
PLACEMENT, WITHOUT GIVING EFFECT TO NASDAQ’S 19.99% EXCHANGE CAP.

In order to raise additional capital for the Company, on October 4, 2022, the Board commenced a private placement of 7.0% convertible promissory notes in an aggregate amount of up to $1.5 million, including interest (or $5,250,000 in total assuming conversion into units at a price of $2.40 and full exercise of the warrants underlying the units at a price per share of $6.00) pursuant to Rule 506(b) of the Securities Act of 1933, as amended (the “PP Notes”). The PP Notes, together with interest thereon shall convert into units on the earlier to occur of (the “Mandatory Conversion Date”): (a) the date of execution of that certain ground lease to be executed in connection with the previously announced agreement to develop a project in Las Vegas, Nevada, provided that such conversion of the PP Notes would not result in the issuance of more than 6,563,389 (546,950 post-reverse split) shares of the Company’s common stock (including the shares issuable upon exercise of the underlying warrants); and (b) the date the Company obtains stockholder approval to issue more than 6,563,389 (546,950 post-reverse split) shares of the Company’s common stock in accordance with the rules of the Nasdaq Capital Market. We anticipate that the Company will issue no more than 1,250,000 shares, taking into account each share, each share received upon exercise of the warrant, and interest accruing. The conversion price of the PP Notes will be equal to the lesser of, but in no event lower than $2.40: (i) $2.52 per Unit; and (ii) the three-day volume weighted average closing price (“VWAP”) of the Company’s common stock beginning on the date that is two days prior to the Mandatory Conversion Date. Each warrant will be exercisable at a price of $6.00 per share for a period of one year from the conversion date.

Why does the Company need Stockholder Approval?

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding common stock.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Assuming the conversion of the PP Notes at a conversion price of $2.40 per unit and the exercise of all warrants underlying those units, the Company will be required to issue approximately 1,250,000 shares of the Company’s common stock, which would represent approximately 45.50% of the shares of common stock outstanding on the date the private placement commenced.

To meet the Nasdaq 20% rule, we need stockholder approval under the listing rules of Nasdaq to permit the potential issuance of more than 20% of our outstanding common stock in accordance with the terms of the PP Notes.

What is the Effect on Current Stockholders if the Proposal is Approved?

If our stockholders approve this proposal, we will be able to require the conversion of the PP Notes, and issue up to 1,250,000 shares of common stock convertible under the PP Notes assuming the exercise of all warrants, which would exceed 20% of our issued and outstanding shares of common stock as of the date we commenced the offering. If the PP Notes converted into units at a conversion price of $2.40, and if all holders were to exercise the warrants underlying the units, the Company could receive an additional $3,750,000 in proceeds.

If stockholders approve Proposal No. 2, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders may be significantly diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal is NOT Approved?

We are not seeking the approval of our stockholders to authorize the commencement of the private placement or the issuance of the PP Notes. The failure of our stockholders to approve the proposal will not cancel the PP Notes.

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While the PP Notes are mandatorily convertible on the first to occur of: (1) stockholder approval; and (2) the execution of that certain ground lease to be executed in connection with the previously announced agreement to develop a project in Las Vegas, Nevada, such conversion can no longer occur in connection with the execution of the Las Vegas ground lease, as the conversion would now result in the issuance of more than 19.99% of the Company’s outstanding shares of common stock.

As such, if the stockholders do not approve this Proposal No. 2, the PP Notes will instead become a straight debt of the Company, and we will be required to repay our obligations under the PP Notes in cash, rather than by the conversion of the PP Notes into our shares of common stock.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the PP Notes in cash rather than shares of common stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the PP Notes in cash, which may result in additional transaction expenses.

Required Vote

In accordance with Delaware law, approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Special Meeting. As a result, abstentions will have the same effect as votes against this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND A VOTE “FOR” THE ISSUANCE OF SHARES OF UP TO 1,250,000 OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN A PRIVATE PLACEMENT, TO EXCEED THE NASDAQ 20% RULE.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the Special Meeting.

ANNUAL REPORT ON FORM 10-K/A AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement on the internet (and available by mail if a stockholder has made such a request) is the Company’s 2021 Amended Annual Report to Stockholders on Form 10-K/A.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s amended annual report on Form 10-K/A for the year ended December 31, 2021, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2022, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.gauchoholdings.com. Our Amended Annual Report on Form 10-K/A for the year ended December 31, 2021, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, Gaucho Group Holdings, Inc., c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111; tel: (212) 739-7688.

Proxy Materials Are Available on the Internet

The Company is using the internet as the primary means of furnishing proxy materials to certain holders of common stock. We are sending a Notice of Internet Availability of Proxy Materials to you which includes instructions on how to access the proxy materials online or how to request a printed copy of the materials.

We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

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